UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

CARDIFF LEXINGTON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49709	84-1044583
(Commission File Number)	(IRS Employer Identification No.)

3200 Bel Air Drive

Las Vegas, NV 89109

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (844) 628-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On June 18, 2021, Daszkal Bolton LLP (“DB”) notified Cardiff Lexington Corp. (the “Company”) that it will not stand to be re-engaged as the Company’s auditor.

DB’s reports on the Company’s financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern.

Furthermore, during the Company’s two most recent fiscal years and through June 18, 2021, there have been no disagreements with DB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DB’s satisfaction, would have caused DB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2020 and 2019 and through June 18, 2021, there we no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided DB with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that DB furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. DB’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 23, 2021, the Board of Directors approved the appointment of Rosenberg Rich Baker Berman PA (“RRBB”) as Cardiff Lexington Corporation’s (the “Company”) independent registered public accounting firm. During the Company’s two most recent fiscal years through June 23, 2021, neither the Company nor anyone acting on the Company’s behalf consulted RRBB with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Number	Exhibit

16.1	Daszkal Bolton LLP letter dated June 24, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIFF LEXINGTON CORP.

Date: June 24, 2021	By:	/s/ Alex Cunningham
Alex Cunningham
Chief Executive Officer

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